WEIKANG BIO-TECHNOLOGY GROUP CO., INC AND
TIANFANG (GUIZHOU) PHARMACEUTICAL CO., LTD
PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Contents

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Pro Forma Combined Financial Statements:

Pro Forma Consolidated Balance Sheet as of June 30, 2008 (unaudited)	2

Pro Forma Consolidated Statements of Operations for the Six Months Ended June 30, 2008 (unaudited)	3

Pro Forma Consolidated Statements of Operations for the Year Ended December 31, 2007 (unaudited)	4

Notes to Pro Forma Consolidated Financial Statements (unaudited)	5

WEIKANG BIO-TECHNOLOGY GROUP CO., INC AND
TIANFANG (GUIZHOU) PHARMACEUTICAL CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2008
(UNAUDITED)

	Weikang				Pro forma		Pro forma
	Bio-Tech (1)	Tianfang (2)			Adjustments		Combined
	(historical)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$24,704	$-		$			$24,704
Accounts receivable, net	75,938	-					75,938
Advance to suppliers	72,568	-					72,568
Other receivables	32,231	-					32,231
Due from officer	4,939,352	-					4,939,352
Due from related parties	181,691	-					181,691
Inventory	151,590	-					151,590
		-					-
TOTAL CURRENT ASSETS	5,478,074	-			-		5,478,074

NONCURRENT ASSETS							-
Property and equipment, net	3,890,554	2,448,410			4,739,527	A	11,078,491
Construction in progress	338,168	-					338,168
Intangible assets	565,730	378,335			7,839,360	A	8,783,425
Deferred tax asset	29,487	-					29,487

TOTAL NONCURRENT ASSETS

TOTAL ASSETS	$10,302,013	2,826,745			$12,578,887		$25,707,645

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES					$
Accounts payable	$38,918	-					$38,918
Tax payable	22,379	405,632					428,011
Other payables and accrued liabilities	7,628,137	-					7,628,137
Advance from officer	650,000	-					650,000

TOTAL CURRENT LIABILITIES	8,339,434	405,632			-		8,745,066

STOCKHOLDERS' EQUITY
Common Stock	252	-			-		252
Additional paid in capital	(252)	712,862			14,287,138	A	14,999,748
Statutory reserve	180,411	1,095,607			(1,095,607)	A	180,411
Accumulated other comprehensive income	753,676	322,771			(322,771)	A	753,676
Retained earnings	1,028,492	289,873	(d)		(289,873)	A	1,028,492

TOTAL STOCKHOLDERS' EQUITY	1,962,579	2,421,113			12,578,887		16,962,579

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$10,302,013	$2,826,745			$12,578,887		$25,707,645

(1) Source: unaudited financial statements of Weikang Bio-Technology Group Co. Inc. as of June 30, 2008 as filed in Quarterly Report on Form 10QSB filed with the SEC on August 14, 2008.
(2) Source: unaudited financial statements of Tianfang (Guizhou) Pharmaceutical Co., Ltd. (Tianfang) included in this 8-K.
(A) Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed. The excess purchase price of $99,893 is being allocated to goodwill.

See accompanying notes to pro forma combined financial statements

WEIKANG BIO-TECHNOLOGY GROUP CO., INC AND
TIANFANG (GUIZHOU) PHARMACEUTICAL CO., LTD
PRO FORMA CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2008
(UNAUDITED)

	Weikang		Pro forma	Pro forma
	Bio-Tech (1)	TianFang (2)	Adjustments	Combined
	(historical)

Net Revenue	$3,199,898	$865,287	$	$4,065,185

Cost of Revenue	1,166,038	379,616		1,545,654

Gross Profit	2,033,860	485,671	-	2,519,531

Operating expenses:
Selling expenses	5,559	69,252		74,811
General and administrative expenses	367,863	122,593		490,456

Total operating expenses	373,422	191,845	-	565,267

Income from operations	1,660,438	293,826	-	1,954,264

Non-operating income (expenses):
Interest income	167	-		167
Finance expenses	(605)	-		(605)
Other expenses	(708)	-		(708)

Total non-operating expenses	(1,146)	-	-	(1,146)

Income before income tax	1,659,292	293,826		1,953,118

Income tax	-	73,456		73,456

Net income	1,659,292	220,370	-	1,879,662

Other comprehensive item
Foreign currency translation	557,244	(291,105)		266,139

Comprehensive Income (loss)	$2,216,536	(70,735)	$-	$2,145,801

Earnings per share	$0.07			$0.07

Weighted average shares outstanding	25,229,800			25,229,800

(1) Source: unaudited financial statements of Weikang Bio-Technology Group Co. Inc. as of June 30, 2008 as filed in Quarterly Report on Form 10QSB filed with the SEC on August 14, 2008.
(2) Source: unaudited financial statements of Tianfang (Guizhou) Pharmaceutical Co., Ltd. (Tianfang) included in this Form 8-K.

See accompanying notes to pro forma combined financial statements

WEIKANG BIO-TECHNOLOGY GROUP CO., INC AND
TIANFANG (GUIZHOU) PHARMACEUTICAL CO., LTD
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2007
 (UNAUDITED)

	Pro forma
	Weikang		Pro forma	Pro forma
	Bio-Tech (1)	Tianfang (2)	Adjustments	Combined
	(historical)	(historical)

Net Revenue	$4,160,947	$15,141,052	$	$19,301,999

Cost of Revenue	2,015,261	6,848,773		8,864,034

Gross Profit	2,145,686	8,292,279	-	10,437,965

Operating expenses:
Selling expenses	45,647	1,619,827		1,665,474
General and administrative expenses	646,845	321,156		968,001

Total operating expenses	692,492	1,940,983	-	2,633,475

Income from operations	1,453,194	6,351,296	-	7,804,490

Non-operating income (expenses):
Other expense	(653,496)	(523)		(654,019)
Interest income	1,149	9,185		10,334

Total non-operating income (expenses)	(652,347)	8,662	-	(643,685)

Income before income tax	800,847	6,359,958		7,160,805

Income tax	-	1,530,571		1,530,571

Net income	800,847	4,829,387	-	5,630,234

Other comprehensive item
Foreign currency translation	491,247	472,568		963,815

Comprehensive Income	$1,292,094	$5,301,955	$-	$6,594,049

Earnings per share	$0.03			$0.23

Weighted average shares outstanding	24,822,865			24,822,865

(1) Source: unaudited pro forma financial statements of Weikang Bio-Technology Group Co, Inc. for the year ended December 31, 2007, as if the acquisition of Sinary and Heilongjiang Weikang had occurred on January 1, 2007.
(2) Source: audited financial statements of Tianfang (Guizhou) Pharmaceutical Co., Ltd. (Tianfang) included in this Form 8-K.

See accompanying notes to pro forma combined financial statements

WEIKANG BIO-TECHNOLOGY GROUP CO., INC AND
TIANFANG (GUIZHOU) PHARMACEUTICAL CO., LTD
NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

On June 30, 2008, Heilongjiang Weikang Bio-Technology Group Co., Ltd. (“Heilongjiang Weikang”), the indirect wholly owned subsidiary of Weikang Bio-Technology Group Co., Inc. (“Weikang Biotech”), entered into a Stock Purchase Agreement dated with Tianfang (Guizhou) Pharmaceutical Co., Ltd., a Chinese limited liability company (“Tianfang”) and Tianfang’s two shareholders, Beijing Shiji Qisheng Trading Co., Ltd., a Chinese limited liability company and Tri-H Trade (U.S.A.) Co., Ltd., a California corporation for Heilongjiang Weikang to acquire 100% of the issued and outstanding equity interests of Tianfang for the aggregate purchase price of $15,000,000 (the “Consideration”).  The acquisition was completed on July 22, 2008.

The accompanying pro forma combined balance sheet presents the accounts of Weikang Biotech and Tianfang as if the acquisition of Tianfang by Heilongjiang Weikang occurred on June 30, 2008 for balance sheet purposes.  The accompanying pro forma combined statements of operations present the accounts of Weikang Biotech and Tianfang for the six months ended June 30, 2008 and for the year ended December 31, 2007 as if the acquisition occurred on January 1, 2008 and January 1, 2007, respectively.  The pro forma statement of operation of Weikang Biotech for the year ended December 31, 2007 presents the accounts of Sinary Bio-Technology Holdings Group (“Sinary”) and Heilongjiang Weikang as if the acquisition of Sinary and Heilongjiang Weikang had occurred on January 1, 2007.  The fair values of the assets acquired and liabilities assumed at agreement date are used for the purpose of purchase price allocation.  The excess of the purchase price over the fair value of the net assets acquired of $99,893 is recorded as goodwill.

The following adjustments would be required if the acquisition occurred as indicated above:

Allocation of the net purchase price to the fair value of assets acquired and liabilities assumed.  The excess purchase price of $99,893 is being allocated to goodwill.

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